Securities and Exchange Commission
                  Washington, D.C. 20549


                        Form 8-K

                     Current Report

            Pursuant to Section 13 or 15(d) of
            the Securities Exchange Act of 1934



             Date of Report (Date of earliest
             event reported): July 24, 1998.


               Internet Media Corporation
   (Exact name or registrant as specified in its charter)


    NEVADA            333-26385             72-1346591
(State or other  (Commission File No.)   (I.R.S. Employer
jurisdiction of                         Identification No.)
incorporation)


   8748 Quarters Lake Road, Baton Rouge, Louisiana 70809
         (Address of principal executive offices,
                    including zip code)


              Registrant's telephone number,
            including area code: (504) 922-7744


                Media Entertainment, Inc.
                (Former name or address,
              if changed since last report)
                          Form 8-K

                 Internet Media Corporation

Item 5.  Other Events.

Effective July 24, 1998, a change in Registrant's corporate name occurred. On such date, Registrant became known as "Internet Media Corporation".

The corporate name change was approved by a majority of Registrant's shareholders, acting by written consent without a meeting.

                       SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: July 28, 1998.

                     INTERNET MEDIA CORPORATION


                     By: /s/ David M. Loflin
                          David M. Loflin
                          President

                       INDEX OF EXHIBITS

Exhibit #        Description of Document
---------        -----------------------

3.1              Articles of Amendment to Articles of
                 Incorporation, effecting a change in
                 corporate name, filed July 24, 1998.

                    ---------------------
                         EXHIBIT 3.1
                    ---------------------


                    ARTICLES OF AMENDMENT
               TO ARTICLES OF INCORPORATION OF
                   MEDIA ENTERTAINMENT, INC.

Pursuant to the provisions of Chapter 78 of the Nevada
Revised Statutes, the undersigned corporation adopts the following Articles of Amendment to Articles of Incorporation of Media Entertainment, Inc.:

                          ARTICLE I

The name of the corporation is Media Entertainment, Inc.

                          ARTICLE II

The following amendment to the Articles of Incorporation was adopted by persons holding a majority of the shares of the Corporation, on July 2, 1998:

Article One is hereby deleted in its entirety and replaced by the following language:

                        "Article One

The name of the corporation is INTERNET MEDIA CORPORATION."

                        ARTICLE III

The number of shares of the Corporation outstanding at the time of such adoption was 7,005,120 and the number of shares entitled to vote thereon was 7,005,120. Pursuant to a written consent in lieu of a meeting, 4,645,541 shares approved such adoption.

                        ARTICLE IV

The holders of a majority of the shares outstanding and entitled to vote on said amendment have signed a consent in writing adopting said amendments.

Dated: July 20, 1998.

MEDIA ENTERTAINMENT, INC.


By: /s/ David M. Loflin
David M. Loflin
President


By: /s/ Waddell D. Loflin
Waddell D. Loflin
Secretary
STATE OF LOUISIANA           )
                             )
PARISH OF EAST BATON ROUGE   )

Before me, a Notary Public on this 20th day of July, 1998, personally appeared David M. Loflin, known to me to be the person whose name is subscribed to the foregoing document as President, and, being by me first duly sworn, declared that the statements therein are true and correct.

Given under my hand and seal of Office this 20th day of July, 1998.


                            /s/
                            Notary Public


STATE OF LOUISIANA           )
                             )
PARISH OF EAST BATON ROUGE   )

Before me, a Notary Public on this 20th day of July, 1998, personally appeared Waddell D. Loflin, known to me to be the person whose name is subscribed to the foregoing document as Secretary and, being by me first duly sworn, declared that the statements therein are true and correct.

Given under my hand and seal of Office this 20th day of July, 1998.


                           /s/
                           Notary Public